Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND
SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

This First AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into as of June 26, 2015, by and between SSBT LCRE V LLC, a Delaware limited liability company (“Seller”), and HOMEFED OTAY LAND II, LLC, a Delaware limited liability company (“Buyer”).

RECITALS

A.            Seller and Buyer entered into a Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 5, 2015 (“Agreement”). Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meanings as provided in the Agreement.

B.            The legal description of the Property attached to the Agreement as Exhibit A mistakenly included the 40 acre parcel identified as “Parcel D” (“Proctor Valley Parcel”). The parties desire to amend the Agreement to provide for the deletion of the Proctor Valley Parcel from the Property and to make certain other amendments to the Agreement, as set forth below.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree to amend the Agreement as follows:

1.             Property. The parties agree that the Proctor Valley Property will not be conveyed to Buyer pursuant to the Agreement and that all references to the Property contained in the Agreement shall exclude the Proctor Valley Property. In addition, the two Acceptances of Irrevocable Offer of Dedication referenced in Exhibit D to the Agreement have been recorded in the Official Records of San Diego County, and therefore, the real property described therein will not be part of the Property conveyed to Buyer at Closing. To reflect these changes, the parties agree that Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto and incorporated herein. The parties further agree that the gross acreage of the Existing Property, as so modified, is approximately 1,614 acres.

2.             Contracts. Pursuant to Section 3.1.8 of the Agreement, Buyer elects to assume the Assigned Contracts. Seller has given notice of termination of the other Contracts effective as of the Closing. Seller agrees to pay when due all amounts incurred prior to the Closing under the Contracts, including the Assigned Contracts. The unused balance of all processing deposits made by Seller shall be returned to Seller.

3.             Meadow Lane Agreement. No earlier than ninety (90) days after Closing, in connection with Seller’s payment of the fee payment due under the Meadow Lane Agreement, Seller agrees to request a release from Meadow Lane, LLC, and its affiliates that will include a waiver and release of any claims relating to the Property in favor of Seller and successor owners of the Property. Buyer acknowledges that Meadow Lane, LLC is not contractually obligated to deliver a release which extends to successor owners.

4.             Closing Deliveries. Section 7.2.6 of the Agreement is hereby deleted in its entirety. Sections 7.2 and 7.3 of the Agreement are hereby amended to provide that Seller and Buyer will each deliver to escrow two originals of an Assignment and Assumption of Agreement in substantially the form attached hereto as Exhibit B with respect to each of the Assigned Contracts listed on Exhibit C attached hereto and incorporated herein, provided that the Assignment and Assumption of Agreement for the Development Agreements referred to in items 2(b) and 2(c) of Exhibit B shall be in recordable form. Promptly after Buyer’s approval of its Due Diligence Investigation, and in any case prior to the Closing, Seller shall submit a written request to the City of San Diego for consent to the assignment to Buyer of the Participation Agreement for the Design and Construction of the Otay 2nd Pipeline Relocation and Related Facilities dated November 18, 2014. Seller also agrees to reasonably cooperate with Buyer to obtain the consent of the California Department of Fish &Wildlife to the assignment to Buyer of the existing Streambed Alteration Agreement for the Property.

Exhibit A

5.             Replacement of Exhibit E. The form of General Assignment and Bill of Sale attached as Exhibit E to the Agreement is deleted in its entirety and replaced with Exhibit D attached hereto.

6.             Miscellaneous. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control. Except as modified herein, the terms, covenants and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in counterparts, each of which, when taken together, shall constitute one and the same document. Facsimile signatures shall be binding and effective for all purposes.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SELLER:		BUYER:

SSBT LCRE V LLC, a Delaware limited liability company		HOMEFED OTAY LAND II, LLC, a Delaware limited liability company

By:	SSBT LCRE HOLDCO LLC, a Delaware limited liability company, its sole member	By:	/s/ Paul Borden
Paul Borden, President

By:	STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, its sole member

By:	/s/ Q. Sophie Yang
Name:	Q. Sophie Yang
Its:	Authorized Signatory

Exhibit A

EXHIBIT A

PROPERTY DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: (644-060-25, 26, 27) (645-030-20)

PARCELS 1, 2 AND 3 OF PARCEL MAP NO. 21214, IN THE CITY OF CHULA VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY JANUARY 29, 2015 AS FILE NO. 2015-7000022, OFFICIAL RECORDS.

PARCEL B: (644-070-21) (646-010-07, PORTION)

PARCELS 1 AND 2 OF PARCEL MAP NO. 21215, IN THE CITY OF CHULA VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, JANUARY 29, 2015 AS FILE NO. 2015-7000023, OFFICIAL RECORDS.

EXCEPTING THEREFROM, THAT PORTION OF SAID PARCEL 2 DESCRIBED IN THE IRREVOCABLE OFFER OF DEDICATION OF FEE INTEREST RECORDED DECEMBER 10, 2014, AS INSTRUMENT NO. 2014-0543530 OF OFFICIAL RECORDS, AS ACCEPTED BY THE CITY OF CHULA VISTA IN DOCUMENT RECORDED JUNE 23, 2015, AS INSTRUMENT NO. 2015-0326142 OF OFFICIAL RECORDS.

PARCEL C: (644-090-03) (644-080-21, PORTION 20)

PARCELS 1 AND 2 OF PARCEL MAP NO. 21216, IN THE CITY OF CHULA VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY JANUARY 29, 2015 AS FILE NO. 2015-7000024, OFFICIAL RECORDS.

EXCEPTING THEREFROM, THAT PORTION OF SAID PARCEL 1 DESCRIBED IN THE IRREVOCABLE OFFER OF DEDICATION OF FEE INTEREST RECORDED DECEMBER 10, 2014, AS INSTRUMENT NO. 2014-0543529 OF OFFICIAL RECORDS, AS ACCEPTED BY THE CITY OF CHULA VISTA IN DOCUMENT RECORDED JUNE 23, 2015, AS INSTRUMENT NO. 2015-0326141 OF OFFICIAL RECORDS.

PARCEL D: INTENTIONALLY OMITTED

PARCEL E: (644-050-08)

LOT 2, SECTION 20, TOWNSHIP 18 SOUTH, RANGE 1 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, IN THE CITY OF CHULA VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.

Exhibit A

EXCEPTING FROM SAID LOT 2 THAT PORTION LYING SOUTHERLY OF A LINE DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 2; THENCE ALONG THE WESTERLY LINE OF SAID LOT 2, NORTH 00°12'21" EAST (RECORD - NORTH 00°09'00" WEST) 20.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID WESTERLY LINE NORTH 00°12'21" EAST (RECORD - NORTH 00°09'00" WEST) 995.00 FEET; THENCE SOUTH 80°09'39" EAST (RECORD - SOUTH 80°31'00" EAST) 200.00 FEET; THENCE SOUTH 81°56'09" EAST (RECORD - SOUTH 82°17'30" EAST) 385.00 FEET; THENCE SOUTH 76°28'09" EAST (RECORD - SOUTH 76°49'30" EAST) 150.00 FEET; THENCE SOUTH 83°55'09" EAST (RECORD - SOUTH 84°16'30" EAST) 301.81 FEET; THENCE SOUTH 00°07'39" EAST (RECORD - SOUTH 00°29'00" EAST) 3.51 FEET; THENCE SOUTH 80°23'57" EAST 226.73 FEET TO A TANGENT 2000.00 FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 03°31'44 A DISTANCE OF 123.19 FEET TO THE EASTERLY LINE OF SAID SECTION 20, BEING ALSO THE WESTERLY LINE OF OTAY RANCH ACCORDING TO MAP THEREOF NO. 862 FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 4, 1915.

Exhibit A

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT (the “Assignment and Assumption”) is made to be effective as of July __, 2015 (the “Effective Date”), by and between SSBT LCRE V, LLC, a Delaware limited liability company (“Assignor”) and HOMEFED OTAY LAND II, LLC, a Delaware limited liability company (“Assignee”), in the following factual context:

A.            Assignor and ________, a ____________________, (“Agreement Other Party”) are the parties to that certain _____________ Agreement dated as of ______________ (the “Assigned Agreement”) related to the development of Villages 3 North, a portion of 4, 8 East and 10 of Otay Ranch in Chula Vista, California (the “Project”).

B.            Assignee is acquiring all of Assignor’s interest in, including but not limited to fee title to, the Project and intends to complete development of the Project.

C.            Assignor desires to assign to Assignee all of its rights and interests under the Assigned Agreement and Assignee desires to accept the assignment and assume the obligations of Assignor.

In this factual context and intending to be legally bound, the parties agree as follows:

1.            Assignor assigns to Assignee all of Assignor's right, title and interest in, to and under the Assigned Agreement.

2.            Assignee assumes all of the Assignor’s obligations under the Assigned Agreement to the extent accruing because of any events occurring after the Effective Date.

3.            Assignor shall, at any time and from time to time upon written request therefor, execute and deliver to Assignee, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts that Assignee, its nominees, successors and/or assigns, may reasonably request in order to fully transfer possession and control of, and protect the rights of Assignee, its nominees, successors and/or assigns in, all the right, title and interest of Assignor intended to be transferred and assigned hereby.

4.            This Assignment and Assumption incorporates by this reference the general provisions of Article 10 of the Purchase and Sale Agreement and Joint Escrow Instructions between Assignor and Assignee dated as of June 5, 2015, excluding, however, Section 10.8 thereof.

5.            This Assignment and Assumption shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

6.            This Assignment and Assumption may be executed in multiple identical counterparts, each of which shall be deemed an original, and counterpart signature pages may be detached and assembled to form a single original agreement. This Assignment and Assumption may be executed and delivered by the exchange of electronic facsimile or portable document format (.pdf) copies or counterparts of the signature page, which shall be considered the equivalent of ink signature pages for all purposes.

[7.            To the extent that any consent, authorization or approval of any governmental entity or other person or entity is required to be obtained or given in connection with transactions contemplated by this Assignment and Assumption, this Assignment and Assumption shall not be effective until each such consent, authorization or approval has been obtained or given.]1

The parties have duly executed this Assignment and Assumption of Agreement as of the Effective Date.

ASSIGNOR:		ASSIGNEE:

SSBT LCRE V LLC, a Delaware limited liability company		HOMEFED OTAY LAND II, LLC, a Delaware limited liability company
By:	SSBT LCRE HOLDCO LLC, a Delaware limited liability company, its sole member
By:
Name:
Title:

By:	STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, its sole member

By:
Name:
Its:

1 To be included only in the Assignment and Assumptions with respect to the Assigned Contracts listed in paragraphs 1 and 5 of Exhibit C to the Amendment.

EXHIBIT C

ASSIGNED CONTRACTS

1.	Assigned Contracts with the City of San Diego

a.	Participation Agreement for the Design and Construction of the Otay 2nd Pipeline Relocation and Related Facilities between Seller and the City of San Diego last signed by Seller on November 18, 2014

2.	Assigned Contracts with the City of Chula Vista

a.	Restated and Amended Land Offer Agreement between Seller and the City of Chula Vista dated as of July 8, 2014

b.	The Amended and Restated Pre-Annexation Development Agreement dated March 18, 1997, between the City of Chula Vista and SNMB, LTD, as amended by the First Amendment to Restated and Amended Pre-Annexation Development Agreement between Seller and the City of Chula Vista dated as of December 16, 2014 (Ordinance 2701)

c.	The Amended and Restated Pre-Annexation Development Agreement dated March 18, 1997, between the City of Chula Vista and Jewels of Charity, as amended by First Amendment to Restated and Amended Pre-Annexation Development Agreement between Seller and the City of Chula Vista dated as of December 16, 2014 (Ordinance 2700)

d.	Resolution 2014-234 (Village 3 and partial 4) of the Chula Vista City Council with conditions of approval agreed to by Seller on January 13, 2015

e.	Resolution 2014-237 (Village 3 and partial 4) of the Chula Vista City Council with conditions of approval agreed to by Seller on February 18, 2015

f.	Resolution 2014-235 (Village 8) of the Chula Vista City Council with conditions of approval agreed to by Seller on January 13, 2015

g.	Resolution 2014-238 (Village 8) of the Chula Vista City Council with conditions of approval agreed to by Seller on February 18, 2015

h.	Resolution 2014-236 (Village 10) of the Chula Vista City Council with conditions of approval agreed to by Seller on January 13, 2015

i.	Resolution 2014-239 (Village 10) of the Chula Vista City Council with conditions of approval agreed to by Seller on February 18, 2015

Exhibit C

3.	Assigned Contracts with the Army Corps of Engineers

a.	Army Corps of Engineers 404 Permit Application (Villages 8 & 10) signed by Seller on October 22, 2014

b.	Army Corps of Engineers 404 Permit Application (Village 3) signed by Seller on March 26, 2012

4.	Assigned Contracts with the California Regional Water Quality Control Board

a.	California Regional Water Quality Control Board, San Diego Region, Application for Clean Water Act Section 401 Water Quality Certification signed by Seller on October 22, 2014

5.	Assigned Contracts with the California Department of Fish & Game

a.	State of California Department of Fish & Wildlife Streambed Alteration Application signed by Seller on October 22, 2014

b.	Streambed Alteration Agreement #1600-2012-0052-R5 between Seller and the California Department of Fish and Game, under cover letter dated January 4, 2013

Exhibit C

EXHIBIT D

FORM OF GENERAL ASSIGNMENT AND BILL OF SALE

GENERAL ASSIGNMENT AND BILL OF SALE

Reference is made to that certain property located in the City of Chula Vista, State of California and described in more detail on Exhibit A attached hereto and made a part hereof and the improvements located thereon and the rights, privileges and entitlements incident thereto (the “Property”).

For good and valuable consideration, receipt of which is acknowledged, the undersigned, SSBT LCRE V LLC, a Delaware limited liability company (“Seller”), sells, transfers, assigns, conveys and delivers to HOMEFED OTAY LAND II, LLC, a Delaware limited liability company (“Buyer”), without warranty except as otherwise provided in the Purchase and Sale Agreement and Joint Escrow Instructions between the parties, all of Seller’s right, title and interest in all assets, rights, materials, reimbursements, refunds and/or claims owned, used or held in connection with the ownership, use, management, development or enjoyment of the Property, including, without limitation: (i) all entitlements, approvals, permits, development agreements and other agreements with governmental entities relating to the development of Property; (ii) all plans, specifications, surveys, studies, reports, maps, drawings and other renderings relating to the Property; (iii) all warranties, claims, indemnities and any similar rights relating to and benefiting the Property or the assets transferred hereby; (iv) all intangible rights, goodwill and similar rights benefiting the Property; (v) all development rights benefiting the Property; (vi) all rights, refunds, reimbursements, credits, claims and awards benefiting or appurtenant to the Property; (vii) all rights to receive a reimbursement, credit or refund from the applicable agency or entity of any deposits or fees paid in connection with the development of the Property, (viii) all claims, counterclaims, defenses or actions, whether at common law or pursuant to federal, state, or local laws or regulations, against third parties relating to the Property and (ix) the Contracts listed on Exhibit B attached hereto.

Seller shall, at any time and from time to time upon written request therefor, execute and deliver to Buyer, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts that Buyer, its nominees, successors and/or assigns, may reasonably request in order to fully transfer possession and control of, and protect the rights of Buyer, its nominees, successors and/or assigns in, all the assets of Seller intended to be transferred and assigned hereby.

[Signature page follows.]

SSBT LCRE V LLC, a Delaware limited liability company

By: SSBT LCRE HOLDCO LLC, a Delaware limited liability company, its sole member.

By: STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, its sole member

By:
Name:
Its:

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: (644-060-25, 26, 27) (645-030-20)

PARCELS 1, 2 AND 3 OF PARCEL MAP NO. 21214, IN THE CITY OF CHULA VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY JANUARY 29, 2015 AS FILE NO. 2015-7000022, OFFICIAL RECORDS.

PARCEL B: (644-070-21) (646-010-07, PORTION)

PARCELS 1 AND 2 OF PARCEL MAP NO. 21215, IN THE CITY OF CHULA VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, JANUARY 29, 2015 AS FILE NO. 2015-7000023, OFFICIAL RECORDS.

EXCEPTING THEREFROM, THAT PORTION OF SAID PARCEL 2 DESCRIBED IN THE IRREVOCABLE OFFER OF DEDICATION OF FEE INTEREST RECORDED DECEMBER 10, 2014, AS INSTRUMENT NO. 2014-0543530 OF OFFICIAL RECORDS, AS ACCEPTED BY THE CITY OF CHULA VISTA IN DOCUMENT RECORDED JUNE 23, 2015, AS INSTRUMENT NO. 2015-0326142 OF OFFICIAL RECORDS.

PARCEL C: (644-090-03) (644-080-21, PORTION 20)

PARCELS 1 AND 2 OF PARCEL MAP NO. 21216, IN THE CITY OF CHULA VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY JANUARY 29, 2015 AS FILE NO. 2015-7000024, OFFICIAL RECORDS.

EXCEPTING THEREFROM, THAT PORTION OF SAID PARCEL 1 DESCRIBED IN THE IRREVOCABLE OFFER OF DEDICATION OF FEE INTEREST RECORDED DECEMBER 10, 2014, AS INSTRUMENT NO. 2014-0543529 OF OFFICIAL RECORDS, AS ACCEPTED BY THE CITY OF CHULA VISTA IN DOCUMENT RECORDED JUNE 23, 2015, AS INSTRUMENT NO. 2015-0326141 OF OFFICIAL RECORDS.

PARCEL D: INTENTIONALLY OMITTED

PARCEL E: (644-050-08)

LOT 2, SECTION 20, TOWNSHIP 18 SOUTH, RANGE 1 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, IN THE CITY OF CHULA VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.

EXCEPTING FROM SAID LOT 2 THAT PORTION LYING SOUTHERLY OF A LINE DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 2; THENCE ALONG THE WESTERLY LINE OF SAID LOT 2, NORTH 00°12'21" EAST (RECORD - NORTH 00°09'00" WEST) 20.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID WESTERLY LINE NORTH 00°12'21" EAST (RECORD - NORTH 00°09'00" WEST) 995.00 FEET; THENCE SOUTH 80°09'39" EAST (RECORD - SOUTH 80°31'00" EAST) 200.00 FEET; THENCE SOUTH 81°56'09" EAST (RECORD - SOUTH 82°17'30" EAST) 385.00 FEET; THENCE SOUTH 76°28'09" EAST (RECORD - SOUTH 76°49'30" EAST) 150.00 FEET; THENCE SOUTH 83°55'09" EAST (RECORD - SOUTH 84°16'30" EAST) 301.81 FEET; THENCE SOUTH 00°07'39" EAST (RECORD - SOUTH 00°29'00" EAST) 3.51 FEET; THENCE SOUTH 80°23'57" EAST 226.73 FEET TO A TANGENT 2000.00 FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 03°31'44 A DISTANCE OF 123.19 FEET TO THE EASTERLY LINE OF SAID SECTION 20, BEING ALSO THE WESTERLY LINE OF OTAY RANCH ACCORDING TO MAP THEREOF NO. 862 FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 4, 1915

EXHIBIT B

ASSIGNED CONTRACTS

1.	General Agreement for Consulting Services, Contract Number 730-00-0030, dated August 12, 2014, between Seller and Mission Consulting Services [MCS]

2.	General Agreement for Consulting Services, Contract Number 730-00-0003, dated July 2, 2008, between Seller (as successor in interest to OV Three Two, LLC, RR Quarry, LLC, JJJ&K Investments Two, LLC) and Dudek